                                  EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW BY ALL PERSONS BY THESE PRESENTS:

                 Each of the undersigned hereby constitutes and appoints James
C. Morgan, Gerald F. Taylor, and Donald A. Slichter, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-8, or a post-effective amendment or amendments thereto, relating to up to a total of 4,000,000 shares of common stock issuable under the Applied Materials, Inc. Employees' Stock Purchase Plan and the Applied Materials, Inc. Stock Purchase Plan for Offshore Employees, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.




----------------------------------                   June 15, 1995
      Michael H. Armacost


  /s/ James W. Bagley
----------------------------------
      James W. Bagley                                June 15, 1995


  /s/ Herbert M. Dwight, Jr.
----------------------------------
      Herbert M. Dwight, Jr.                         June 15, 1995


  /s/ George B. Farnsworth
----------------------------------
      George B. Farnsworth                           June 15, 1995


  /s/ Philip V. Gerdine
----------------------------------
      Philip V. Gerdine                              June 15, 1995


  /s/ Tsuyoshi Kawanishi
----------------------------------
      Tsuyoshi Kawanishi                             June 15, 1995





  /s/ Paul R. Low
----------------------------------
      Paul R. Low                                    June 15, 1995


  /s/ Dan Maydan
----------------------------------
      Dan Maydan                                     June 15, 1995


  /s/ James C. Morgan
----------------------------------
      James C. Morgan                                June 15, 1995


  /s/ Alfred J. Stein
----------------------------------
      Alfred J. Stein                                June 15, 1995




                                       24